UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2022

BIMI International Medical Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34890	02-0563302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9th Floor, Building 2, Chongqing Corporation Avenue, Yuzhong District, Chongqing, P. R. China	116000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (8604) 1182209211

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	BIMI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders

At the Registrant’s special meeting of shareholders held on March 15, 2022, the shareholders of the Registrant (the “Shareholders”) voted to approve, in accordance with Nasdaq Marketplace Rule 5635, the issuance of shares of the Registrant’s securities as set forth in proposal one in the proxy statement. The votes cast by Shareholders with respect to the issuance of shares of the Registrant’s securities were as follows:

For	Against/Withheld	Abstain	Broker Non-Votes	% Votes For
5,805,066.80	86,409.00	224,708.00	0	54.46

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2022	BIMI International Medical Inc.

	By:	/s/ Tiewei Song
	Name:	Tiewei Song
	Title:	Chief Executive Officer

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